Exhibit 10.5

EXECUTION COPY

SUBSIDIARY GUARANTY

Dated as of July 30, 2004

From

THE GUARANTORS NAMED HEREIN

And

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE SECURED PARTIES REFERRED TO IN

THE CREDIT AGREEMENT REFERRED TO HEREIN

i

SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY dated as of July 30, 2004 (the “Guaranty”) made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 8) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, a “Guarantor”) in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT

LCE Acquisition Corporation, a Delaware corporation (to be merged with and into Loews Cineplex Entertainment Corporation, a Delaware corporation; the “Company”), Grupo Cinemex, S.A. de C.V., a Mexican corporation (“Cinemex”) and Cadena Mexicana de Exhibición, S.A. de C.V., a Mexican corporation (together with Cinemex, the “Mexican Borrowers”; the Mexican Borrowers and the Company being referred to collectively as the “Borrowers”) are parties to a Credit Agreement dated as of July 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with LCE Holdco, LLC, a Delaware limited liability company (“Holdings”), certain Lenders party thereto, Citicorp North America, Inc., as the L/C Issuer, the Swing Line Lender and the Administrative Agent, and the other Agents named therein. Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Loan Documents and the Secured Hedge Agreements (together with all instruments, agreements or other documents evidencing the Cash Management Obligations, the “Finance Documents”). It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry by the Hedge Banks into Secured Hedge Agreements from time to time that each Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability, (a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees the punctual payment, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each Loan Party and each other Restricted Subsidiary which is an obligor with respect to the Cash Management Obligations (each, an “Obligor”) now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document (including reasonable fees, expenses and disbursements of any law firm or other external counsel to the Administrative Agent). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party under or in respect of the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

(b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 8.0 1(f) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty, the Holdings Guaranty, the Company Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Holdings so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Finance Documents.

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Finance Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, that the Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, and that a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives to the fullest extent permitted by applicable law any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Finance Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, or any other amendment or waiver of or any consent to departure from any Finance Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor under the Finance Documents or any other assets of any Obligor or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;

(f) any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Obligor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Obligor or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d) Each Guarantor acknowledges that the Administrative Agent may, in accordance with the Loan Documents, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

(g) The waivers of the Guarantors set forth in this Section 3 are made to the fullest extent permitted by applicable law.

Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Obligor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Finance Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Obligor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Obligor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit shall have been cash collateralized or otherwise back-stopped, in each case, on terms reasonably satisfactory to the Administrative Agent, or shall have expired or been terminated, and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Maturity Date of the Term Loan Facility and (c) the latest date of cash collateralization or other back-stop, in each case, on terms reasonably satisfactory to the Administrative Agent, or expiration or termination of all Letters of Credit, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Finance Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (ii) the Maturity Date of the Term Loan Facility shall have occurred and (iii) all Letters of Credit shall have been cash collateralized or otherwise back-stopped, in each case, on terms reasonably satisfactory to the Administrative Agent, or shall have expired or been terminated, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by any Guarantor under this Guaranty or any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, to the extent required by the provisions of Article 3 of the Credit Agreement applicable to a Borrower thereunder.

Section 6. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding and not cash collateralized or otherwise back-stopped on terms reasonably satisfactory to the Administrative Agent or any Lender shall have any Commitment, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

Section 7. Amendments, Release of Guarantors, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantors (with the consent of the requisite number of Lenders specified in the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. A Guarantor shall automatically be released from this Guaranty and its obligations hereunder upon consummation of any transaction or designation permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Restricted Subsidiary; provided that no such release shall occur if such Guarantor is a guarantor in respect of any Indebtedness of any Loan Party (other than the Mexican Borrowers). The Administrative Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of such Guarantor from its Guarantee hereunder pursuant to this Section 7; provided that such Guarantor shall have delivered to the Administrative Agent a written request therefor and a certificate of such Guarantor to the effect that the transaction is in compliance with the Loan

Documents. The Administrative Agent shall be authorized to rely on any such certificate without independent investigation.

Section 8. Guaranty Supplements. Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Subsidiary Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication or facsimile transmission) and mailed, telegraphed, telecopied, faxed or delivered to it, if to any Guarantor, addressed to it in care of the Company at the Company’s address specified in Schedule 10.02 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Schedule 10.02 of the Credit Agreement, if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 10. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and, after obtaining the prior written consent of the Administrative Agent, each other Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Guaranty or any other Loan Document and although such Obligations may be unmatured. Each Agent and each Lender agrees promptly to notify such Guarantor after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.

The rights of each Agent and each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender and their respective Affiliates may have.

Section 12. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations (other than with respect to Secured Hedge Agreements and Cash Management Obligations which are not yet due and payable) and all other amounts payable under this Guaranty, (ii) the Maturity Date of the Term Loan Facility and (iii) the latest date of cash collateralization or other back-stop, in each case, on terms reasonably satisfactory to the Administrative Agent, or expiration or termination of all Letters of Credit, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. Except as expressly provided in the Credit Agreement, no Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

Section 13. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Subsidiary Guarantors:

71ST & 3RD AVE. CORP.

BRICK PLAZA CINEMAS, INC.

CITYPLACE CINEMAS, INC.

CRESCENT ADVERTISING CORPORATION

CRESTWOOD CINEMAS, INC.

DOWNTOWN BOSTON CINEMAS, LLC

ETON AMUSEMENT CORPORATION

FALL RIVER CINEMA, INC.

FARMERS CINEMAS, INC.

FORTY-SECOND STREET CINEMAS, INC.

FOUNTAIN CINEMAS, INC.

GATEWAY CINEMAS, LLC

HAWTHORNE AMUSEMENT CORPORATION

HINSDALE AMUSEMENT CORPORATION

ILLINOIS CINEMAS, INC.

JERSEY GARDEN CINEMAS, INC.

KIPS BAY CINEMAS, INC.

LANCE THEATRE CORPORATION

LEWISVILLE CINEMAS, LLC

LCE ACQUISITIONSUB, INC.

LCE MEXICAN HOLDINGS, INC.

LIBERTY TREE CINEMA CORP.

LOEKS ACQUISITION CORP.

LOEKS-STAR PARTNERS

LOEWS AKRON CINEMAS, INC.

LOEWS ARLINGTON CINEMAS, INC.

LOEWS ARLINGTON WEST CINEMAS, INC.

LOEWS ASTOR PLAZA, INC.

LOEWS BALTIMORE CINEMAS, INC.

LOEWS BAY TERRACE CINEMAS, INC.

LOEWS BEREA CINEMAS, INC.

LOEWS BOULEVARD CINEMAS, INC.

LOEWS BRISTOL CINEMAS, INC.

LOEWS BROADWAY CINEMAS, INC.

LOEW’S CALIFORNIA THEATRES, INC.

LOEWS CENTERPARK CINEMAS, INC.

LOEWS CENTURY MALL CINEMAS, INC.

LOEWS CHERI CINEMAS, INC.

LOEWS CHERRY TREE MALL CINEMAS, INC.

LOEWS CHICAGO CINEMAS, INC.

LOEWS CINEPLEX ENTERTAINMENT GIFT CARD CORPORATION

LOEWS CINEPLEX INTERNATIONAL
HOLDINGS, INC.

LOEWS CINEPLEX THEATRES INC.

LOEWS CINEPLEX THEATRES HOLDCO, INC.

LOEWS CINEPLEX US CALLCO, LLC

LOEWS CITYWALK THEATRE
CORPORATION

LOEWS CONNECTICUT CINEMAS, INC.

LOEWS CRYSTAL RUN CINEMAS, INC.

LOEWS DEAUVILLE NORTH CINEMAS, INC.

LOEWS EAST HANOVER CINEMAS, INC.

LOEWS EAST VILLAGE CINEMAS, INC.

LOEWS ELMWOOD CINEMAS, INC.

LOEWS FORT WORTH CINEMAS, INC.

LOEWS FREEHOLD MALL CINEMAS, INC.

LOEWS FRESH POND CINEMAS, INC.

LOEWS GARDEN STATE CINEMAS, LLC

LOEWS GREENWOOD CINEMAS, INC.

LOEWS HOUSTON CINEMAS, INC.

LOEWS LAFAYETTE CINEMAS, INC.

LOEWS LEVITTOWN CINEMAS, INC.

LOEWS LINCOLN PLAZA CINEMAS, INC.

LOEWS LINCOLN THEATRE HOLDING CORP.

LOEWS MEADOWLAND CINEMAS 8, INC.

LOEWS MEADOWLAND CINEMAS, INC.

LOEWS MERRILLVILLE CINEMAS, INC.

LOEWS MONTGOMERY CINEMAS, INC.

LOEWS MOUNTAINSIDE CINEMAS, INC.

LOEWS NEW JERSEY CINEMAS, INC.

LOEWS NEWARK CINEMAS, INC.

LOEWS NORTH VERSAILLES CINEMAS, LLC

LOEWS ORPHEUM CINEMAS, INC.

LOEWS PALISADES CENTER CINEMAS, INC.

LOEWS PENTAGON CITY CINEMAS, INC.

LOEWS PIPER’S THEATERS, INC.

LOEWS PLAINVILLE CINEMAS, LLC

LOEWS RICHMOND MALL CINEMAS, INC.

LOEWS RIDGEFIELD PARK CINEMAS, INC.

LOEWS ROLLING MEADOWS CINEMAS, INC.

LOEWS ROOSEVELT FIELD CINEMAS, INC.

LOEWS STONYBROOK CINEMAS, INC.

LOEWS THEATRE MANAGEMENT CORP.

LOEWS THEATRES CLEARING CORP.

LOEWS TOMS RIVER CINEMAS, INC.

LOEWS TRYLON THEATRE, INC.

LOEWS USA CINEMAS INC.

LOEWS VESTAL CINEMAS, INC.

LOEWS WASHINGTON CINEMAS, INC.

LOEWS WEST LONG BRANCH CINEMAS,
INC.

LOEWS-HARTZ MUSIC MAKERS THEATRES,
INC.

LTM NEW YORK, INC.

LTM NEW YORK, INC. TURKISH HOLDINGS,
INC.

METHUEN CINEMAS, LLC

MID-STATES THEATRES, INC.

MUSIC MAKERS THEATRES, INC.

NEW BRUNSWICK CINEMAS, INC.

NICKELODEON BOSTON, INC.

NORTH STAR CINEMAS, INC.

OHIO CINEMAS, LLC

PARKCHESTER AMUSEMENT
CORPORATION

PARSIPPANY THEATRE CORP.

PLITT SOUTHERN THEATRES, INC.

PLITT THEATRES, INC.

POLI-NEW ENGLAND THEATRES, INC.

PUTNAM THEATRICAL CORPORATION

RED BANK THEATRE CORPORATION

RICHMOND MALL CINEMAS, LLC

RKO CENTURY WARNER THEATRES, INC.

ROSEMONT CINEMAS, INC.

S&J THEATRES INC.

SACK THEATRES, INC.

SKOKIE CINEMAS, INC.

SOUTH HOLLAND CINEMAS, INC.

SPRINGFIELD CINEMAS, LLC

STAR THEATRES OF MICHIGAN, INC.

STAR THEATRES, INC.

STROUD MALL CINEMAS, INC.

TALENT BOOKING AGENCY, INC.

THE WALTER READE ORGANIZATION, INC.

THEATER HOLDINGS, INC.

THIRTY-FOURTH STREET CINEMAS, INC.

U.S.A. CINEMAS, INC.

WATERFRONT CINEMAS, LLC

WEBSTER CHICAGO CINEMAS, INC.

WHITE MARSH CINEMAS, INC.

WOODFIELD CINEMAS, INC.

WOODRIDGE CINEMAS, INC.,

by	/s/ Illegible
Name:
Title:

Exhibit A

To The

Subsidiary Guaranty

FORM OF SUBSIDIARY GUARANTY SUPPLEMENT1

,

Citicorp North America, Inc., as Administrative Agent

390 Greenwich Street

New York, NY 10013

Attention:

Credit Agreement dated as of July 30, 2004 among

Loews Cineplex Entertainment Corporation, a Delaware corporation (the “Company”),

Grupo Cinemex, S.A. de C.V.

Cadena Mexicana de Exhibición, S.A. de C.V.

LCE Holdco, LLC,

the Lenders party thereto,

Citicorp North America, Inc.,

as the L/C Issuer, Swing Line Lender and Administrative Agent,

and the other Agents party thereto

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Subsidiary Guaranty Supplement (the “Guaranty Supplement”), being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby, jointly and severally with the other Guarantors absolutely, unconditionally and irrevocably guarantees the punctual payment, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each other Obligor now or hereafter existing under or in respect of the Finance Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Loan Document. Without limiting the generality of the foregoing, the undersigned’s liability shall

[1]	If the Additional Guarantor is a Foreign Subsidiary, appropriate modifications to this Form of Subsidiary Guaranty Supplement shall be made at the time of execution and delivery hereof by such Foreign Subsidiary to the extent necessary to be in conformity with the applicable provisions of Section 6.12 of the Credit Agreement.

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extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

(b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Subsidiary Guaranty, the Holdings Guaranty, the Company Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Subsidiary Guarantor”, a “Loan Party” or an “Obligor” shall also mean and be a reference to the undersigned.

Section 3. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 4. Governing Law, Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH

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GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR],

by
Name:
Title:

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